

SilverBow Resources Transaction Update

Acquisitions of Sundance Energy and SandPoint Resources

April 2022

SilverBow RESOURCES®

Forward-Looking Statements



SilverBow





THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry; the supply of oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels; political tensions or war; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, performance of contracts and supply chain disruptions; shut-in and curtailment of production due to decreases in available storage capacity or other factors; volatility in natural gas, oil and NGL prices; liquidity including our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts and strategic initiatives; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC.

These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding our PV-10 as of 12/31/21. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC or strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow RESOURCES®

Sundance & SandPoint: Strategic Consolidation in Eagle Ford

SBOW
LISTED
NYSE

Significantly Increases Scale

- Meaningfully increases net production, EBITDA and FCF; >$700MM of 2023E EBITDA for pro forma SilverBow
- Builds upon track record of accretive Eagle Ford consolidation with five announced acquisitions since 3Q21

Compelling Industrial Logic

- Acquired acreage highly contiguous with existing SilverBow footprint
- Drives capital and operating efficiencies, with ~$15MM of synergies expected per year

Financially Accretive Across Key Metrics

- Accretive to 2022E / 2023E CF per share and FCF per share

Adds Liquids-Weighted Production and Inventory

- Transaction increases pro forma % oil mix from ~13% to ~23%
- Significantly increases core inventory with ~200 net economic locations
- Sundance acquisition provides oil optionality to complement existing high return gas-weighted inventory

Strengthens Financial Profile with Increased Free Cash Flow

- Optimized development plan and increased FCF enables double digit production growth with re-investment rate[1] of <60%
- ~$450MM of incremental FCF from 2022E-2024E and >$1BN in total cumulative FCF for pro forma SilverBow

Maintains Conservative Leverage with Simplified Balance Sheet

- Enhanced FCF profile enables deleveraging with YE22E target of <1.0x
- Funding through RBL facilitates closing with future financing optionality

Note: Projections based on strip pricing as of 4/5/22. Free cash flow calculated as EBITDA less interest expense and capex

1. *Re-investment rate defined as Capex / (Free Cash Flow plus Capex)*

SBOW LISTED NYSE

Transaction Overview

	Sundance Energy	SandPoint Resources
Transaction Structure	• SilverBow has entered into a definitive agreement to acquire the assets of Sundance Energy, Inc. and two affiliated entities (collectively "Sundance") • Upfront consideration of $354 million ▪ $225 million upfront cash payment[(1)] ▪ 4.1 million shares of SilverBow common stock valued at $129 million based on 30-day VWAP as of 4/8/22[(2)] ▪ Up to $15 million contingent payments[(3)]	• SilverBow has entered into a definitive agreement to acquire the assets of SandPoint Operating, LLC, a subsidiary of SandPoint Resources, LLC, (collectively, "SandPoint") • Total consideration of $71 million ▪ $31 million cash payment ▪ 1.3 million shares of SilverBow common stock valued at $40 million based on 30-day VWAP as of 4/8/22[(2)]
Funding	• Cash portion of purchase price to be funded with RBL borrowings • Incremental RBL capacity expected from upsized borrowing base	• Cash portion of purchase price to be funded with RBL borrowings • Incremental RBL capacity expected from upsized borrowing base
Approvals & Timing	• Transaction unanimously approved by SilverBow and Sundance Board of Directors • Effective date of 5/1/22 with anticipated closing in 3Q22	• Transaction unanimously approved by SilverBow and SandPoint Board of Directors • Effective date of 5/1/22 with anticipated closing in 2Q22

Transformative acquisitions advance SilverBow's Eagle Ford consolidation strategy

1. *Cash consideration at close will be reduced by $16.5 million related to the assumption of Sundance's existing hedge book*
2. *SilverBow's 30-day volume weighted average price as of 4/8/22 = $30.98*
3. *Contingent consideration includes a $7.5 million payment if WTI averages greater than or equal to $95/Bbl for the period beginning on the execution date and ending on 12/31/22 and an additional $7.5 million payment if WTI averages greater than or equal to $85/Bbl in calendar year 2023*

SBOW
LISTED
NYSE

Sundance Overview

Asset Overview

- Premium asset located along the core fairway of the volatile oil and condensate windows
  - Acreage contiguous with SilverBow's existing footprint
- Multiple targets across the LEF, UEF and Austin Chalk
- Liquid-heavy current net production of ~11.1 MBoe/d (84% liquids)[(1)]
- ~8 years of high return drilling inventory at ~1 rig drilling pace
- Favorable marketing and land arrangements with 96% of acreage held by production

Key Sundance Statistics

Net Acres	~39,000
January 2022 Net Production (MBoe/d)	~11.1 (84% liquids)
PDP Wells (WI / NRI)	239 (~83% / ~64%)
Economic Net Locations	155
2022E EBITDA ($MM)	~$170
PDP PV-10 ($MM)[(2)]	~$277



Eagle Ford Shale Play
Black Oil
Condensate
Volatile Oil
Wet Gas
Dry Gas
SilverBow
Sundance
Bandera
Comal
Caldwell
Guadalupe
Bexar
Medina
Gonzales
Lavaca
Wilson
DeWitt
Jackson
Frio
Atascosa
Karnes
Victoria
Maverick
Goliad
Calhoun
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Webb
Aransas
San Patricio
Jim Wells
Duval
Nueces
Frio
Atascosa
Bee
La Salle
McMullen
Live Oak

Note: Projections based on strip pricing as of 4/5/22. 2022E represents full year 2022

1. *Represents January 2022 daily production*
2. *Represents management's estimates of PDP volumes and values based on a 5/1/22 effective date and NYMEX strip prices as of 4/5/22*

SandPoint Overview

SBOW LISTED NYSE

Asset Overview

- Premium asset located in liquids rich window
  - Acreage contiguous with SilverBow's existing footprint
- Multiple targets across La Salle and McMullen counties
- May 2022E net production of ~4.7 MBoe/d
- Potential upside from additional Olmos and Eagle Ford locations
- Provides for operational efficiencies with no incremental overhead



Eagle Ford Shale Play
Black Oil
Condensate
Volatile Oil
Wet Gas
Dry Gas
SilverBow
Sundance
SandPoint
Frio
Atascosa
Karnes
Goliad
Bee
Refugio
La Salle
McMullen
Live Oak
San Patricio
Webb
Duval
Jim Wells
Nueces
Frio
Atascosa
La Salle
McMullen
Live Oak

Key SandPoint Statistics

Net Acres[(1)]	~27,000
May 2022E Net Production (MBoe/d)	~4.7 (30% liquids)
PDP Wells (WI / NRI)	18 (~96% / ~72%)
Economic Net Locations	44
2022E EBITDA ($MM)	~$29
PDP PV-10 ($MM)[(2)]	~$89

Note: Projections based on strip pricing as of 4/5/22. 2022E represents full year 2022

1. *Includes 2,162 net acres with EF / Olmos and 24,412 Olmos only net acres*
2. *Represents management's estimates of PDP volumes and values based on a 5/1/22 effective date and NYMEX strip prices as of 4/5/22*

Pro Forma SilverBow

SBOW LISTED NYSE

Key operating and financial metrics increase by ~50%-100%, while shares outstanding only increase by 33%. YE22 leverage ratio expected to be <1.0x pro forma for transactions

Transaction Impact Summary

	Standalone SilverBow	Pro Forma SilverBow	% Change[1]
2022E Production (MBoe/d)	38 - 42	51 - 55	+33%
% Oil	13%	23%	+76%
Net Acres[2]	~132,000	~198,000	+50%
Gross Locations	~400	~645	+61%
2022E EBITDA ($MM)	$300 - $330	$490 - $530	+62%
2022E Capex ($MM)	$180 - $200	$260 - $300	+47%
2022E FCF ($MM)[3]	$90 - $110	$180 - $250	+115%
PDP PV-10 ($MM)[4]	$1,194	$1,560	+31%
Shares Outstanding (MM)[5]	16.8	22.3	+33%

Note: Projections based on strip pricing as of 4/5/22

Assumes a full year of results from SilverBow, Sundance and SandPoint. Expected SilverBow reported 2022 results will be lower than Pro Forma based on the effective and closing dates for each transaction

1. *% change based on midpoint of pro forma range relative to midpoint of standalone range, where applicable*
2. *Based on acreage as of 3/31/22*
3. *Free cash flow calculated as EBITDA less interest expense and capex*
4. *PV-10 based on 5/1/22 effective date and NYMEX strip prices as of 4/5/22. Represents management's estimates for consolidated SilverBow, Sundance and SandPoint*
5. *Shares issued assumes 4.1 million shares issued for Sundance and 1.3 million shares issued for SandPoint*

Achieving Key Objectives Through Strategic M&A

Key Objectives	Sundance & SandPoint
Grow production and EBITDA while living within cash flow	▪ Increases FY22E net production by 33% relative to standalone SilverBow (132% increase to oil production) ▪ Incremental cash flow enhances SilverBow's size and scale
Expand high-return inventory through Austin Chalk development and A&D	▪ Adds 200 net Eagle Ford locations with Austin Chalk upside ▪ Expands Eagle Ford footprint in oil and condensate windows of Atascosa, La Salle, McMullen and Live Oak counties
Drive peer-leading capital efficiency and cost structure	▪ Opportunity to lower per unit operating costs through SilverBow's leading low cost-structure ▪ Minimal incremental G&A from acquired assets
De-lever balance sheet through debt reduction and cash flow	▪ Purchase price multiple for both acquisitions accretive to pre-announcement EBITDA multiple of 3.1x(1) ▪ Projected pro forma 2022E leverage ratio of <1.0x(2)

SilverBow is delivering on its key objectives with accretive, strategic acquisitions

Note: Projections based on strip pricing as of 4/5/22

1. *SilverBow EBITDA based on 2022E management projections based on strip pricing as of 4/5/22; share price as of 4/5/22 and share count as of 3/31/22 (pre-M&A announcement)*
2. *SilverBow defines leverage as Total Debt / Adjusted EBITDA*

Expanding on Track Record of South Texas Acquisitions


Zavala
Frio
Atascosa
Karnes
Maverick
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Webb
Duval
Jim Wells
Bastrop
Caldwell
Fayette
Colorado
Gonzales
Lavaca
De Witt
SilverBow RESOURCES®
SilverBow
Acquired Assets
Private Co.
Post Oak
Teal
Sundance
SandPoint
0 12.5 25 50
Miles

Acquisition Highlights

Key Asset Statistic	Private Co.	Post Oak	Teal	Sundance	SandPoint	Total
Closed Date	Aug-21	Oct-21	Nov-21	Est. 3Q22	Est. 2Q22	--
Total Consideration ($MM)[1]	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)	~$354 (cash & stock)	~$71 (cash & stock)	~$557 (cash & stock)
Net Acres	848	41,000	17,000	39,000	26,600	124,500
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)	~11,100 (Jan-22)	~4,650 (May-22E)	~21,497
Production Mix	100% gas	39% liquids	71% liquids	84% liquids	30% Liquids	61% liquids
PDP Wells (WI / NRI)	12 (16% / 12%)	21 (100% / 75%)	111 (56% / 42%)	239 (83% / 64%)	18 (~96% / ~72%)	429 (76% / 58%)
Net Locations	17	25+ oil / 75+ gas	100+	~155	~44	415+
EBITDA ($MM)	~$9.5[2]	~$16[2]	~$28[3]	~$170[4]	~$29[4]	~$253

1. *Purchase price based on figure disclosed at time of announcement*
2. *2021E EBITDA at 7/15/21 strip pricing*
3. *2021E EBITDA at 9/30/21 strip pricing*
4. *2022E EBITDA at 4/5/22 strip pricing*

Eagle Ford and Austin Chalk Expansion

SilverBow has maintained a successful, consistent track record of both strategic M&A / A&D and organic growth within the Eagle Ford

2019

DVO

Entry into liquids-rich window of Eagle Ford & Austin Chalk (Dimmit)

Liquids Acq.

Acquired oil assets close to existing SBOW liquids position

Vitruvian

Acquired 82k net acres in dry gas window of Southern Eagle Ford

2020

La Mesa

Farm-in opportunity, lease to sales in only 190 days, 123 Bcf reserves in place

Artesia / AWP

Organic leasing strategy added ~15 oil locations for near-term drilling

2021

Private Co.

Acquired incremental interest and offset acreage at La Mesa for ~$24MM

Teal

Acquired 2,500 Boe/d (71% liquids) and 100+ locations for ~$75MM

Post Oak

Acquired ~41k net acres and 25+ oil / 75+ gas Eagle Ford locations for ~$33MM

2022

Sundance

Acquired 11,100 Boe/d (84% liquids) and 155 locations for ~$354MM

SandPoint

Acquired 4,650 Boe/d and ~44 locations for ~$71MM

Since August 2021, SilverBow has participated on five of the last 10 transactions[(1)] in the Eagle Ford representing over $550 million in value

1. *Excludes royalty and mineral transactions*

Accelerates Free Cash Flow and Deleveraging

SBOW
LISTED
NYSE

Accelerates Free Cash Flow Relative to Standalone[1]

($ millions)



$600
$450
$300
$150
$0
>200% FCF growth From
2022E Standalone to 2023E Pro Forma
2022E
2023E

Enables Deleveraging

(Net Debt / EBITDA)



Substantial Deleveraging Through 2023
1.00x
0.75x
0.50x
0.25x
0.00x
2022E
2023E

Debt Reduction

($ millions)



$400
$300
$200
$100
$0
2022E
2023E

Standalone SilverBow   Pro Forma SilverBow

Step change in free cash flow reinforces conservative balance sheet

Note: Projections based on strip pricing as of 4/5/22. Free cash flow calculated as EBITDA less interest expense and capex

1. Free cash flow calculated as EBITDA less interest expense and capex. Assumes a full year of results from SilverBow, Sundance assets and SandPoint assets. Does not represent guidance for SilverBow. Expected SilverBow reported 2022 results will be lower than Pro Forma based on the effective and closing dates of each transaction

Attractive Valuation vs. Peers

Increased scale achieved through accretive acquisitions positions SilverBow for re-rating in line with peer medians on multiple metrics

EV / 2022E EBITDA(1)


6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Pro Forma SilverBow

2022E FCF Yield(1)(2)


30%
25%
20%
15%
10%
5%
0%
Pro Forma SilverBow
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G

SilverBow presents a compelling investment with ability to unlock value while building size and scale

Source: Estimates per FactSet as of 4/5/22

Note: Peers (in alphabetical order) include: Callon Petroleum, Comstock Resources, Earthstone Energy, Gulfport Energy, Magnolia Oil & Gas, Ranger Oil, and SM Energy

1. *Pro Forma SilverBow EBITDA and FCF based on 2022E management projections based on strip pricing as of 4/5/22, assuming full year contribution from Sundance and SandPoint*
2. *SilverBow defines FCF Yield as 2022E FCF / Market Capitalization as of 4/5/22*

Transactions Align with SilverBow's Value Proposition

Increases Scale

Acquisitions meaningfully increase net production, EBITDA and FCF

Industrial Logic

Acquired acreage highly contiguous with existing footprint, driving efficiencies and synergies

Enhances Oil Exposure

Significant oil production and inventory, complementing existing gas inventory

SilverBow RESOURCES®

Strengthens Financial Profile

~$450 million increase to FCF through 2024, while keeping re-investment rate <60%

Maintains Deleveraging Goals

FCF enhancement enables deleveraging with YE22E leverage ratio of <1.0x

Accretive acquisitions delivering on all points of SilverBow's value creation initiatives

Note: Projections based on strip pricing as of 4/5/22

SBOWay

ONE TEAM

UNLEASH POTENTIAL

DRIVE VALUE

LEAD THE WAY

SAFETY STRONG

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

Chris Denison
Senior Financial Analyst
(281) 423-0304
IR@sbow.com

SilverBow RESOURCES®